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                                                                  EXHIBIT 10.6

                                INFLUENCE, INC.
                            1995 Stock Option Plan


1.           Definitions

             In this Plan, except; where the context otherwise indicates, the following definitions apply:

             (a) "Agreement" means the written agreement implementing a grant of an Option or an award of Restricted Stock.

             (b) "Board" means the Board of Directors of the Company.

             (c) "Code" means the Internal Revenue Code of 1986, as amended.

             (d) "Committee" means the committee of the Board meeting the standards of Rule 16b-3(c)(2)(i) of the Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any similar successor rule, appointed by the Board to administer this Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board or the Board as a whole shall be the Committee.

             (e) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

             (f) "Company" means Influence, Inc., a Delaware corporation.

             (g) "Date of Exercise" means the date on which the Company receives notice pursuant to Section 7(a) of the exercise of an Option.

             (h) "Date of Grant" means the date on which an Option is granted or an award of Restricted Stock is authorized by the action of the Committee or such later date as may be specified in the grant or authorization.


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             (i) "Director" means any person who is a director of the Company or any Subsidiary.

             (j) "Director-employee" means an Employee who is also a Director of the Company.

             (k) "Employee" means any person determined by the Committee to be an employee of the Company or any Subsidiary, including individuals who perform substantial services for or on behalf of the Company or any Subsidiary.

             (l) "Fair Market Value" of a Share means the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose. If the Common Stock shall become listed for quotation on the NASDAQ National Market or Small Cap Market, then the fair Market Value shall be equal to the closing price for a share of Common Stock as reported by such source as the Committee may select.

             (m) "Grantee" means a Director or an Employee to whom Restricted Stock has been awarded.

             (n) "Option" means an option to purchase Shares granted under this Plan in accordance with the terms of Article 6.

             (o) "Optionee" means a Director or an Employee to whom an Option has been granted.

             (p) "Option Period" means the period during which an Option may be exercised.

             (q) "Option Price" means the price per Share at which an Option may be exercised. The Option Price shall be determined by the Committee.

             (r)  "Plan" means the Influence, Inc. 1995 Stock Option Plan.

             (s) "Restricted Stock" means Shares awarded pursuant to the provisions of Article 9.


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             (t) "Share" means a share of Common Stock.

             (u) "Subsidiary" means a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more other Subsidiaries.


 2.          Purpose

             This Plan is intended to aid in attracting qualified employees and in maintaining and developing strong management and employee loyalty through encouraging the ownership of Common Stock by selected Directors and Employees and through stimulating their efforts by giving suitable recognition, in addition to other remuneration, to the ability and industry which, contribute materially to the success of the Company's business interests, and to provide an incentive to the continued service of such Directors and Employees.


3.           Administration

             This Plan shall be administered by the Committee. In addition to any other powers granted to the Committee, it shall have the following powers, subject to the express provisions of the Plan:

             (a) to determine in its discretion the Directors, Director-employees and Employees to whom Options shall be granted and to whom Restricted Stock shall be awarded, the number of Shares to be subject to each Option or Restricted Stock award, and the terms upon which Options may be acquired and exercised and the terms and conditions of Restricted Stock awards, subject to the express terms of this Plan;

             (b) to determine all other terms and provisions of each Agreement, which need not be identical;

             (c) without limiting the foregoing, to provide in its discretion in an Agreement:


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                      (i) for an agreement by the Optionee or Grantee to
             render services to the Company or a Subsidiary upon such terms and conditions as may be specified in the Agreement, provided that the Committee shall not have the power to commit the Company or any Subsidiary to employ or otherwise retain any Option or Grantee;

                      (ii) for restrictions on the transfer, sale or other
             disposition of Shares issued to the Optionee upon the exercise of an Option or for other restrictions permitted by Article 9 with respect to Restricted Stock;

                      (iii) for an agreement by the Optionee or Grantee to
             resell to the Company, under specified conditions, Shares issued upon the exercise of an Option or awarded as Restricted Stock; and

                      (iv) for the payment of the Option Price upon the
             exercise of an Option granted to an Employee otherwise than in cash, including without limitation by delivery of Shares (other than Restricted Stock) valued at Fair Market Value on the Date of Exercise of the Option, or a combination of cash and Shares, or for the payment of part of the Option Price with a promissory note in accordance with the terms of Section 7(b);

             (d)  to construe and interpret the Agreements and the Plan;

             (e) to require, whether or not provided for in the pertinent Agreement, of any person exercising an Option or acquiring Restricted Stock, at the time of such exercise or acquisition, the making of any representations or agreements which the Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any state;

             (f) to provide for satisfaction of an Optionee's or Grantee's tax liabilities arising in connection with the Plan through, without limitation, retention by the Company of Shares otherwise issuable on the exercise of an Option or pursuant to an award of Restricted Stock or through delivery of Shares to the Company by the Optionee or Grantee under such terms and conditions as the Committee deems appropriate; and

             (g) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

             Any determination or actions made or taken by the Committee pursuant to this Article 3 shall be binding and final.

5.           Stock Subject to the Plan

             (a) There is hereby reserved for issuance upon the exercise of Options or for awards of Restricted Stock an aggregate of up to 421,750 Shares.

             (b) If an Option expires or terminates for any reason without having been fully exercised, or if Shares of Restricted Stock are forfeited, the unpurchased Shares which had been subject to the Option at the time of its expiration or termination, or the forfeited Shares of Restricted Stock, shall become available for the grant of other Options or for the award of additional Restricted Stock, provided that in the case of forfeited Shares of Restricted Stock, no dividends have been received by the Grantee with respect to such Shares prior to forfeiture.

6.           Options

             (a) The Committee is hereby authorized to grant Stock Options to Director-employees and Employees.

             (b) The Option Period shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years from the Date of Grant.

             (c) All other terms of Options granted under this Plan shall be determined by the Committee in its sole discretion.

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7.           Exercise

             (a) An Option may, subject to the provisions of the Agreement under which it was granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment for the Shares with respect to which the Option is exercised, unless and to the extent that the Committee agreed in the Agreement in which an Option was granted to accept a promissory note as provided in Section 7(b) hereof.

             (b) To the extent permitted by applicable law, the Committee may agree in the Agreement in which an Option is granted to an Employee to accept as partial payment for the Shares a promissory note of the Optionee evidencing his obligation to make future cash payment thereof; provided, however, that in no event may the Committee accept a promissory note for an amount in excess of the difference between the aggregate Option Price and the par value of the Shares. Promissory notes made pursuant to this Section 7(b) shall be payable as determined by the Committee, shall be secured by a pledge of the Shares and shall bear interest at a rate fixed by the Committee.


8.           Nontransferability

             Options granted or awarded under the Plan shall not be transferable otherwise than (a) by will or the laws of descent and distribution, or (b) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, and, an Option may be exercised during the Optionee's lifetime only by the Optionee or, in the event of the Optionee's legal disability, by his legal representative.


9.           Restricted Stock Awards

             (a) The Committee is hereby authorized to award Shares of Restricted Stock to Director-employees and Employees.


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             (b) Restricted Stock awards under the Plan shall consist of
Shares that are restricted against transfer, subject to forfeiture, and subject to such other terms and conditions intended to further the purposes of the Plan as may be determined by the Committee.

             (c) Restricted Stock awards shall be evidenced by Agreements containing provisions setting forth the terms and conditions governing such awards. Each such Agreement shall contain the following:

                      (i) prohibitions against the sale, assignment, transfer,
             exchange, pledge, hypothecation, or other encumbrance of (A) the Shares awarded as Restricted Stock under the Plan, (B) the right to vote the Shares, and (C) the right to receive dividends thereon in each case during the restriction period applicable to the Shares; provided, however, that the Grantee shall have all other rights of a shareholder including, but not limited to, the right to receive dividends and the right to vote the Shares;

                      (ii) such other terms, conditions and restrictions as
             the Committee in its discretion may choose to apply to the Shares (including, without limitation, provisions creating additional substantial risks of forfeiture);

                      (iii) a requirement that each certificate representing
             Shares of Restricted Stock shall be deposited with the Company, or its designee, and shall bear the following legend:

                      "This certificate and the shares of stock represented
             hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer) contained in the Influence, Inc. Stock Option Plan and an Agreement entered into between the registered owner and Influence, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of the Plan and the Agreement, a copy of

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             each of which is on file in the office of the Secretary of
             Influence, Inc."

                      (iv) the applicable period or periods of any terms,
             conditions or restrictions applicable to the Restricted Stock, provided, however, that the Committee in its discretion may accelerate the expiration of the applicable restriction period with respect to any part or all of the Shares awarded to a Grantee; and

                      (v) the terms and conditions upon which any restrictions
             upon Shares of Restricted Stock awarded under the Plan shall lapse and new certificates free of the foregoing legend shall be issued to the Grantee or his legal representative.

             (d) The Committee may include in an Agreement, a requirement that in the event of a Grantee's termination of employment for any reason prior to the lapse of restrictions, all Shares of Restricted Stock shall be forfeited by the Grantee to the Company without payment of any consideration by the Company, and neither the Grantee nor any successors, heirs, assigns or personal representatives of the Grantee shall thereafter have any further rights or interest in the Shares or certificates.

10.          Capital Adjustments

             The number and class of Shares subject to each outstanding Option or award of Restricted Stock, the Option Price and the aggregate number and class of Shares for which grants or awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

11.          Termination

             The Board shall have the power to terminate the Plan and to amend it in any respect, provided that after the Plan has been approved by the stockholders of the Company, the Board may not, without the approval of the stockholders of the Company if such approval is then required by applicable law or in order for the Plan to continue to satisfy the requirements of Rule 16b-3 under the Exchange Act, amend the Plan so as to increase materially the number of Shares that may be issued under the Plan (except as provided in Article 10), to modify materially the requirements as to eligibility for participation in the Plan or to increase materially the benefits accruing to participants under the Plan. No termination or amendment of the Plan shall, without his consent, adversely affect the rights or obligations of the holder of any Option or Restricted Stock granted or awarded under the Plan.


12.          Modification, Extension and Renewal of
             Options

             Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options, or accept the surrender of outstanding options and rights (to the extent not theretofore exercised) granted under the Plan or under any other stock option plan of the Company and authorize the granting of new Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Options may specify a lower exercise price than the surrendered options, a longer term than the surrendered options or have any provisions that are authorized by the Plan. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify the terms of any outstanding Agreement providing for an award of Restricted Stock. Notwithstanding the foregoing, however, no modification of an Option granted under the Plan, of an award of Restricted Stock, shall, without the consent of the Optionee or Grantee, alter or impair any of the Optionee's or Grantee's rights or obligations.


13.          Effectiveness of the Plan

             The Plan and any amendments requiring shareholder approval pursuant to Article 11 are subject to approval by vote of the shareholders of the Company within 12 months after their adoption by the Board. Subject to that approval, the Plan and any amendments are effective on the date on which they are adopted by the Board. Options and Restricted Stock may be granted or awarded prior to shareholder approval of the Plan or amendments, but each such Option or Restricted Stock grant or award shall be subject to the approval of the Plan or amendments by the shareholders. Except as otherwise required to satisfy the requirements of Rule 16b-3 under the Exchange Act, the date on which any Options or Restricted Stock granted or awarded prior to shareholder approval of the Plan or amendment are granted or awarded shall be the Date of Grant for all purposes as if the Option or Restricted Stock had not been subject to approval. No Option granted may be exercised prior to such shareholder approval, and any award of Restricted Stock is subject to forfeiture if such shareholder approval is not obtained.


14.          Term of the Plan

             Unless sooner terminated by the Board pursuant to Article 11, the Plan shall terminate on December 31, 2006, and no Options or Restricted Stock may be granted or awarded after termination. The termination shall not affect the validity of any Options or Restricted Stock outstanding on the date of termination.


15.          Indemnification of Committee

             In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against, the reasonable expenses including attorney's fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Options or Restricted Stock granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16.          General Provisions

             (a) The establishment of the Plan shall not confer upon any Director or Employee any legal or equitable right against the Company, any Subsidiary or the Committee, except as expressly provided in the Plan.

             (b) Neither this Plan nor the grant or award of Options or Restricted Stock hereunder shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any of its Subsidiaries to employ any Director or Employee for any period. Participation in the Plan shall not give any Director or Employee any right to be retained in the service or employ of the Company or any Subsidiary. The Company and its Subsidiaries retain the right to hire and discharge any Employee at any time, with or without cause, as if the Plan had never been adopted.

             (c) The Company and its Subsidiaries may assume options, warrants, or rights to purchase stock issued or granted by other corporations whose stock or assets shall be acquired by the Company or its Subsidiaries, or which shall be merged into or consolidated with the Company. Neither the adoption of this Plan, nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plan or to impose any requirement of shareholder approval upon the sale.

             (d) The interests of any Director or Employee under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in Article 8.

             (e) The Plan shall be governed, construed and administered in accordance with the laws of the State of New York.

                                INFLUENCE, INC.
                            1995 STOCK OPTION PLAN


                                     * * *

                            STOCK OPTION AGREEMENT

             1. Definitions. In this Agreement, except where the context otherwise indicates, the following definitions apply:

                    (a)  "Agreement" means this Stock Option Agreement.

                    (b) "Code" means the Internal Revenue Code of 1986, as amended.

                    (c) "Committee" means the committee charged, pursuant to the provisions of the Plan, with the administration of the Plan. Unless otherwise determined by the Board, the Compensation Committee of the Board shall be the Committee.

                    (d) "Common Stock" means the common stock, par value $0.001 per share, of the Company.

                    (e) "Company" means Influence, Inc., a Delaware corporation.

                    (f) "Covered Shares" means the shares of Common Stock subject to the Option set forth as the "Covered Shares" on page 1 of this Agreement.

                    (g) "Date of Exercise" means the date on which the Company receives notice pursuant to Paragraph 5(a) of the exercise, in whole or in part, of the Option.

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                    (h) "Date of Expiration" means the date on which the
Option shall expire, which shall be the earliest of the following times:

                           (i) upon termination of the Optionee's employment
with the Company or a Subsidiary for any reason except retirement, death or disability;

                           (ii) three months after termination of the
Optionee's employment with the Company or a Subsidiary by reason of retirement;

                           (iii) one year after termination of the Optionee's
employment with the Company or a Subsidiary by reason of death or disability;
or

                           (iv) ten years after the Date of Grant.

                    (i) "Date of Grant" means the date set forth as the "Date of Grant" on Exhibit A to this Agreement.

                    (j) "Fair Market Value" of a share of Common Stock means the fair market value of such share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose. If the Common Stock shall become listed for quotation on the NASDAQ National Market or Small Cap Market, then the fair Market Value shall be equal to the closing price for a share of Common Stock as reported by such source as the Committee may select.

                    (k) "Option" means the stock option granted to the Optionee in Paragraph 2 of this Agreement.

                    (l) "Option Price" means the dollar amount per share of Common Stock set forth as the "Option Price" on Exhibit A to this Agreement.

                    (m) "Optionee" means the person identified as the "Optionee" on Exhibit A to this Agreement.

                    (n) "Plan" means the Influence, Inc. 1995 Stock Option Plan, as amended.

                    (o) "Subsidiary" means a corporation at least fifty percent of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more other Subsidiaries.

                    (p) "Vesting Schedule" means the Vesting Schedule set forth on Exhibit A to this Agreement, which sets forth the cumulative maximum percentage of Covered Shares with respect to which the option may be exercised after the date set forth opposite such percentage.

             2. Grant of Option. Pursuant to the Plan and subject to the terms of this Agreement, the Company hereby grants to the Optionee or his successors the Option to purchase from the Company that number of shares of Common Stock equal to the Covered Shares, exercisable at the Option Price.

             3. Terms of the Option.

                    (a) Option Period. During the period commencing on the Date of Grant and terminating on the Date of Expiration, the Option may be exercised with respect to all or a portion of the Covered Shares (in full shares) to the extent that the Option has not been previously exercised with respect to such Covered Shares subject to the Vesting Schedule.

             Notwithstanding the Vesting Schedule, the Option may be exercised in full upon the Optionee's termination of employment with the Company or a Subsidiary due to the Optionee's death, retirement or disability during the period commencing on the Date of Grant and ending on the Date of Expiration, except that in the case of retirement, the Option may not be exercised prior to six months following the Date of Grant.

                    (b) Nontransferability. The Option is not transferable by the Optionee other than by will or by the laws of descent and distribution, and is exercisable, during the Optionee's lifetime, only by the Optionee or, in the event of the Optionee's legal disability, by the Optionee's legal representative.

                    (c) Payment of the Option Price. The Optionee, upon exercise, in whole or in part, of the Option, may pay the Option Price at the Optionee's election either (i) by cash or check payable to the order of the Company, or (ii) on a net issuance basis ("Net Issuance") as determined below. If the Optionee elects the Net Issuance method, the Company will issue Common Stock in accordance with the following formula:

                    X - Y(A-B)
                        ------
                           A

Where:              X = the number of shares of Common Stock to be issued to
                        the Optionee.

                    Y = the number of shares of Common Stock requested to
                        be exercised under this Option.

                    A = the Fair Market Value of one (1) share of Common Stock.

                    B = the Option Price.

             4. Capital Adjustments. The number of Covered Shares and the Option Price shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

             5.  Exercise.

                    (a) Notice. The Option shall be exercised, in whole or in part, by the delivery to the Company of written notice of such exercise, in such form as the Committee may from time to time prescribe, accompanied by (i) full payment of the Option Price with respect to that portion of the Option being exercised as provided in Paragraph 3(c) of this Agreement and (ii) any amounts required to be withheld pursuant to applicable income tax laws in connection with such exercise. Until the Committee notifies the Optionee to the contrary, the form attached to this Agreement as Exhibit B shall be used to exercise the Option.

                    (b) Effect. The exercise, in whole or in part, of the Option shall cause a reduction in the number of Covered Shares equal to the number of shares of Common Stock with respect to which the Option is exercised.

             6. Restriction on Exercise and Upon Shares of Common Stock Issued Upon Exercise. The Optionee agrees, for himself and his successors, that, upon the issuance of any shares of Common Stock upon the exercise of the Option, he will, upon the request of the Company, agree in writing that he is acquiring such shares for investment only and not with a view to resale, and that he will not sell, pledge or otherwise dispose of such shares so issued unless and until (a) the Company is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act of 1933, as amended, is not required by that Act and the rules and regulations thereunder;
(b) the staff of the Securities and Exchange Commission has issued a "no-action" letter with respect to such disposition; or (c) such registration or notification as is, in the opinion of counsel for the Company, required for the lawful disposition of such shares has been filed by the Company and has become effective; provided, however, that the Company is not obligated hereby to file any such registration or notification. The Optionee further agrees that the Company may place a legend embodying such restriction on the certificates evidencing such shares.

             7. Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option until and unless a certificate or certificates representing such shares are issued to the Optionee pursuant to this Agreement. Except as provided in Paragraph 4, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

             8. Employment. Neither the granting of the Option evidenced by this Agreement nor any term or provision of this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any of its Subsidiaries to employ the Optionee for any period. Whenever reference is made in this Agreement to the employment of the Optionee, it means employment (including service as a director) by the Company or a Subsidiary.

             9. Subject to the Plan. The Option evidenced by this Agreement and the exercise thereof are subject to the terms and conditions of the Plan, which are incorporated herein by reference and made a part hereof, but the terms of the Plan shall not be considered an enlargement of any benefits under this Agreement. In addition, the Option is subject to any rules and regulations promulgated by the Committee.


             IN WITNESS WHEREOF, the Company has caused this Agreement to be signed on its behalf effective as of the Date of Grant.


                                INFLUENCE, INC.



             By:_____________________________________


Accepted and agreed to as of the Date of Grant.



             ________________________________________
             Optionee
             Name:

                                  "EXHIBIT A"


OPTION NO:

OPTIONEE:

DATE OF GRANT:

OPTION PRICE:

COVERED SHARES:


Vesting Schedule:     Up to ____% of Covered Shares on Date of Grant

                      Up to ____% of Covered Shares on ________, 1996

                      Up to ____% of Covered Shares on ________, 1997

                      Up to ____% of Covered Shares on ________, 1998

                      Up to ____% of Covered Shares on ________, 1999

                      Up to ____% of Covered Shares on ________, 2000

                                  "EXHIBIT B"

                              EXERCISE OF OPTION


Board of Directors
Influence, Inc.
601 Montgomery Street
San Francisco, California  94111

Ladies and Gentlemen:

           The undersigned, the Optionee under the Stock Option Agreement identified as Option No. ________, granted pursuant to the Influence, Inc. 1995 Stock Option Plan, as amended, hereby irrevocably elects to exercise the Option granted in the Agreement to purchase _______ shares of Common Stock of Influence, Inc., par value $0.001 per share, and herewith (check one):

             ___ elects to exercise such purchase rights on a Net Issuance basis; or

             ___      makes payment of $_______ therefor,

and requests that the certificates for such shares be issued in the name of, and delivered to _______________, whose address is ___________________________.


Dated: _____________        __________________________________________________
                            (Signature of Optionee)


Date Received by Influence, Inc.: ________

         Received by: ________________________________________________________